UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 3, 2007
ATARI, INC.
(Exact name of registrant as specified in charter)
DELAWARE
(State or other jurisdiction
of incorporation or organization)
Commission File Number: 0-27338
13-3689915
(I.R.S. employer identification no.)
417 FIFTH AVENUE
NEW YORK, NEW YORK 10016
(Address of principal executive
offices, including zip code)
(212) 726-6500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
EX-99.2: PRESS RELEASE

Item 7.01. Regulation FD Disclosure.
     On January 3, 2007, Atari, Inc. (the “Company”) issued a press release announcing the Reverse Split described below. A copy of the press release issued by the Company is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 8.01 Other Events.
     On January 3, 2007, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate”) to the Company’s Restated Certificate of Incorporation. The Certificate is effective as of January 3, 2007, (the “Effective Date”) and effects a 1-for-10 reverse stock split of the Company’s issued and outstanding shares of Common Stock, par value $0.01 (the “Reverse Split”) and decreases the number of shares of Common Stock the Company is authorized to issue from 300,000,000 to 30,000,000. As of the Effective Date, every 10 shares of the Company’s issued and outstanding Common Stock, $ 0.01 par value, automatically converted to one share of Common Stock, $0.10 par value. No fractional shares were issued in connection with the Reverse Split. Cash will be paid in lieu of fractional shares. The Reverse Split did not alter any voting rights or other terms of the Company’s Common Stock. As a result of the Reverse Split, beginning January 4, 2007 and continuing through approximately February 1, 2007, the Company’s Common Stock will trade on the Nasdaq Global Market under the trading symbol ATAR D.
     In accordance with the Reverse Split, the Compensation Committee adjusted the amount of shares reserved under, and all awards made pursuant to, the Atari, Inc. 2005 Stock Incentive Plan and all prior stock incentive plans of the Company, as applicable.
     A proposal for the amendments to the Restated Certificate of Incorporation contained in the Certificate was disclosed in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on December 4, 2006.
     A copy of the Certificate is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)          Exhibits.
     99.1 — Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on January 3, 2007.
     99.2 — Press release of Atari, Inc., dated January 3, 2007.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATARI, INC.
By:	/s/ Kristina K. Pappa
Kristina K. Pappa
Vice President and General Counsel

Date: January 9, 2007

3

EXHIBIT INDEX
Exhibit No.              Description

99.1	Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on January 3, 2007.

99.2	Press release of Atari, Inc., dated January 3, 2007.